Exhibit 10.2
FIRST AMENDMENT TO ORIGINAL NOTE PURCHASE AGREEMENT
This First Amendment to Original Note Purchase Agreement (this “First Amendment”), dated as of May 11, 2025, among Landsea Homes Corporation (the “Company”) and U.S. Bank Trust Company, National Association, as agent (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement.
W I T N E S E T H
WHEREAS, the Company has heretofore entered into that certain Note Purchase Agreement, dated as of July 17, 2023 among the Company, the Agent and the Holders named therein (the “Original Note Purchase Agreement” and, together with this First Amendment, the “Note Purchase Agreement”).
WHEREAS, the Company seeks an amendment with respect to the definition of “Change of Control” in the Original Note Purchase Agreement, as more fully set forth herein;
WHEREAS, pursuant to Section 13.01(c) of the Original Note Purchase Agreement, the Company may not make or propose to make a change to the timing of payments of the purchase price premium in connection with a Change of Control, without the written consent of each Holder directly adversely affected thereby;
WHEREAS, each Holder directly adversely affected has consented to this First Amendment;
WHEREAS, the Issuer has requested that the Agent (acting upon the consent and direction of the Holders) executes and delivers this First Amendment.
NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows for the equal and ratable benefit of the Holders:
Section 1. First Amendment. Clause (b) of the definition of “Change of Control” in the Original Note Purchase Agreement is hereby amended and replaced in its entirety with the following:
“(b) the passage of thirty (30) days from the date upon which any Person or two or more Persons (other than a Permitted Investor) acting in concert shall have acquired by contract or otherwise, directly or indirectly, a controlling influence over the management or policies of the Issuer, or control over the Equity Interests of the Issuer entitled to vote for members of the board of directors or equivalent governing body of the Issuer on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities; provided, that there shall be no Change of Control pursuant to this clause (c) if the Permitted Investor is the beneficial owner (as determined above), directly or indirectly, of more than 40% of such Equity Interests of the Issuer”
Section 2. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.
Section 3. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, THE ORIGINAL NOTE

PURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 4. Counterparts. The parties may sign any number of copies of this First Amendment. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this First Amendment and of signature pages by facsimile, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method shall constitute effective execution and delivery of this First Amendment as to the parties hereto and may be used in lieu of the original for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall be deemed to be their original signatures for all purposes.
Section 5. Headings. The headings of this First Amendment have been inserted for convenience of reference only, are not to be considered a part of this First Amendment and shall in no way modify or restrict any of the terms or provisions hereof.
Section 6. Ratification of the Original Note Purchase Agreement; First Amendment Part of the Note Purchase Agreement. Except as expressly amended by this First Amendment, the Original Note Purchase Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Every Holder of a Note authenticated and delivered in accordance with the Note Purchase Agreement shall be bound hereby.
Section 7. No Liability of the Agent. The Agent makes no representation or warranty as to the validity or sufficiency of this First Amendment. Additionally, the Agent shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, and the Agent makes no representation with respect to any such matters. The rights, privileges and immunities of the Agent set forth in the Original Note Purchase Agreement shall be incorporated by reference as though fully set forth herein.
[Signature Pages Follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed, all as of the date first written above.
Company:
LANDSEA HOMES CORPORATION

By:    /s/ Chris Porter
Name:    Chris Porter
Title:    Chief Financial Officer

Agent:
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Agent

By:    /s/ James Hanley
Name:    James Hanley
Title:    Vice President